Investor Contact:
Mary Lai
Investor Relations
SYNNEX Corporation
marylai@synnex.com
(510) 668-8436

SYNNEX Corporation Announces Acquisition of Convergys to Close on October 5, 2018
Concentrix Division Becomes the Premier Global Customer Engagement Services Company

Fremont, Calif., - October 3, 2018 - SYNNEX Corporation (NYSE: SNX), a leading business process services company, today announced that the acquisition of Convergys is expected to close on Friday, October 5, 2018. Both SYNNEX and Convergys received their respective shareholder approval for this transaction and have been granted all regulatory approvals necessary to proceed with the close. The definitive agreement was originally announced on June 28, 2018. The transaction creates the second largest customer engagement services company in the world, with annual revenues of approximately $4.7 billion.
“We are excited to welcome our talented colleagues from Convergys to the SYNNEX and Concentrix global team,” said Dennis Polk, President and Chief Executive Officer, SYNNEX Corporation. “This transformational combination reinforces Concentrix’ market position in business services, broadening our global scale and scope, and presents opportunities for revenue and profitability growth.”
The integration process has already begun through the collaborative efforts of teams from both companies and is expected to be complete over the next 12 months.
“On day one, we are delivering a winning set of integrated service offerings,” said Chris Caldwell, President of Concentrix. “I am honored to lead this great team and look forward to moving ahead as one company focused on offering our clients high value services and innovative execution.”
As a result of the transaction, the combined entity is expected to bolster its position with deeper vertical domain expertise, a complete global footprint, and a more sophisticated digital and analytics services business to Fortune 1000 and high growth market disruptor companies. The new Concentrix organization will have operations in more than 40 countries across 6 continents, delivering services in 70+ languages, and from more than 225,000 employees.

Financial Terms:
Under the terms of the merger agreement, the total purchase price to be paid to equity shareholders is expected to be approximately $2.2 billion, including approximately $1.2 billion in total cash or $13.25 per share, and 11.51 million shares of SYNNEX stock, or 0.1263 SYNNEX common shares for each share of Convergys common stock. This is expected to represent approximately 22% of SYNNEX shares outstanding (after issuance of new shares) on a fully diluted basis. The transaction will also include net debt of approximately $270 million.
About SYNNEX
SYNNEX Corporation (NYSE: SNX) is a Fortune 200 corporation and a leading business process services company, providing a comprehensive range of distribution, logistics and integration services for the technology industry and providing outsourced services focused on customer engagement to a broad range of enterprises. SYNNEX distributes a broad range of information technology systems and products, and also provides systems design and integration solutions. Founded in 1980, SYNNEX Corporation operates in numerous countries throughout North and South America, Asia-Pacific and Europe. Additional information about SYNNEX may be found online at www.synnex.com.

About Concentrix
Concentrix, a wholly-owned subsidiary of SYNNEX Corporation (NYSE: SNX), is a technology-enabled global business services company specializing in customer engagement and improving business performance for some of the world’s best brands. Every day, from more than 40 countries and across 6 continents, our staff delivers next generation customer experience and helps companies better connect with their customers. We create better business outcomes and help differentiate our clients through technology, design, data, process, and people. Concentrix provides services to clients in ten industry verticals: automotive; banking and financial services; insurance; healthcare; technology; consumer electronics; media and communications; retail and e-commerce; travel and transportation; energy and public-sector. We are Different by Design. Visit http://www.concentrix.com to learn more.

Additional Information and Where to Find It
In connection with the proposed transaction between SYNNEX and Convergys, SYNNEX filed an amended registration statement on Form S-4 (File No. 333-226708), declared effective by the SEC on August 28, 2018, which includes a joint proxy statement of SYNNEX and Convergys that also constitutes a prospectus of SYNNEX. INVESTORS AND SECURITY HOLDERS OF SYNNEX AND CONVERGYS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by SYNNEX or Convergys through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by SYNNEX will be available free of charge within the Investors section of SYNNEX’ website at http://ir.synnex.com or by contacting SYNNEX’ Investor Relations Department at (510) 668-8436. Copies of the documents filed with the SEC by Convergys will be available free of charge on Convergys’s website at http://investor.convergys.com or by contacting Convergys’s Investor Relations Department at (513) 723-7768.
Participants in Solicitation
SYNNEX, Convergys, and their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of SYNNEX is set forth in its Annual Report on Form 10-K for the year ended November 30, 2017, which was filed with the SEC on January 26, 2018, and its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on February 22, 2018. Information about the directors and executive officers of Convergys is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 21, 2018, and its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on March 16, 2018. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Forward-Looking Statements
DISCLOSURE NOTICE: This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 related to SYNNEX Corporation (“SYNNEX”), Convergys Corporation (“Convergys”) and the proposed acquisition of Convergys by SYNNEX. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the financial or operating results of Convergys, SYNNEX or the combined company. These forward-looking statements may be identified by terms such as anticipate, believe, foresee, expect, intend, plan, may, will, could and should and the negative of these terms or other similar expressions. Forward-looking statements in this document include, among other things, statements about the potential benefits of the proposed acquisition, including future financial and operating results, plans, objectives, expectations and intentions, including as to integration; the anticipated timing of closing of the acquisition; the expected total purchase price, number of shares issued and percentage of outstanding shares at closing and the methods SYNNEX will use to finance the cash portion of the transaction and net debt associated with the transaction. In addition, all statements that address operating performance, events or developments that we expect or anticipate will occur in the future - including statements relating to creating value for stockholders, benefits of the proposed transactions to customers, vendors, employees, stockholders and other constituents of the combined company, integrating our companies and timing of completion of integration, cost savings, the pace of obtaining and the amount of cost synergies, and the expected timetable for completing the proposed transaction - are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business, contractual and operational relationships; the unfavorable outcome of any legal proceedings that have been or may be instituted against SYNNEX, Convergys or the combined company; failure to protect proprietary or personally identifiable data against unauthorized access or unintended release; the ability to retain key personnel; negative effects of this announcement or the consummation of the proposed acquisition on the market price of the capital stock of SYNNEX and Convergys, and on SYNNEX’ and Convergys’s operating results; significant transaction costs, fees, expenses and charges; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; the financing of the transaction; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments.
A further description of risks and uncertainties relating to SYNNEX and Convergys can be found in their respective most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.
Neither SYNNEX nor Convergys assumes any obligation to update the forward-looking statements contained in this document as the result of new information or future events or developments.

Copyright 2018 SYNNEX Corporation. All rights reserved. SYNNEX, the SYNNEX Logo, CONCENTRIX, and all other SYNNEX company, product and services names and slogans are trademarks or registered trademarks of SYNNEX Corporation. SYNNEX, the SYNNEX Logo, and CONCENTRIX Reg. U.S. Pat. & Tm. Off. Other names and marks are the property of their respective owners.